EXHIBIT 99.1

N E W S R E L E A SE

For Immediate Release	One American Row PO Box 5056 Hartford CT 06102-5056 www.phoenixwm.com
Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

Phoenix Life Insurance Company Announces Policy Dividend Scales for 2011

Hartford, Conn., November 5, 2010 – The Board of Directors of Phoenix Life Insurance Company has voted to adjust the policy dividend scales effective January 1, 2011 for all participating life insurance policies.  The change is largely in response to the prolonged low interest rate environment and other market conditions that have depressed investment yields in the fixed income portfolio that supports participating policies.  It will result in a dividend reduction for most of these policies.

 “We are proud of our track record of providing competitive dividend payments to our policyholders, particularly when compared with the rates of return in today’s marketplace.  We have maintained the dividend scales in seven years out of the last decade, and the aggregate adjustment over that period is consistent with adjustments to other companies’ participating policies,” said James D. Wehr, Phoenix’s president and chief executive officer.  “Given the cumulative impact of the low interest rate environment on portfolio yields, adjusting the dividend scale is the financially responsible thing to do.”
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Phoenix projects it will pay its participating policyholders approximately $250 million in dividends in 2011.  The actual impact of the dividend scale adjustment on particular policies will vary based on a number of factors, including product type, age at issue and length of time the policy has been in force.

The adjustment will affect participating policies Phoenix’s closed block as well as the open block.  The closed block is made up of participating, dividend-paying policies and contracts that were in force when Phoenix demutualized in June of 2001. The change to the dividend scale is in accordance with the guidelines for managing the closed block, which were established at that time.  Phoenix’s open block, which consists of business written after the demutualization, contains a small number of participating policies with a separate dividend scale.

ABOUT PHOENIX LIFE INSURANCE COMPANY

Phoenix Life Insurance Company is a wholly owned subsidiary of The Phoenix Companies, Inc. (PNX).  Dating to 1851, the company provides financial solutions using life insurance and annuities.  The Phoenix Companies, Inc. is headquartered in Hartford, Connecticut, and Phoenix Life Insurance Company’s statutory home office is in East Greenbush, New York.  For more information, visit www.phoenixwm.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the potential adverse affect of interest rate fluctuations on our business and results of operations; (iii) the effect of adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) potential exposure to unidentified or unanticipated risk that could adversely affect our businesses or result in losses; (vii) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (viii) the possibility that we not be successful in our efforts to implement a new business plan; (ix) the impact on our results of operations and financial condition of any

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required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate; (x) further downgrades in our debt or financial strength ratings; (xi) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products; (xii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (xiii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (xiv) our ability to attract and retain key personnel in a competitive environment; (xv) our dependence on third parties to maintain critical business and administrative functions; (xvi) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xvii) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xviii) the potential need to fund deficiencies in our closed block; (xix) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xx) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically; (xxi) legislative or regulatory developments; (xxii) regulatory or legal actions; (xxiii) potential future material losses from our discontinued reinsurance business; (xxiv) changes in accounting standards; (xxv) the potential impact of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results, investor confidence and our stock price; (xxvi) the risks related to a man-made or natural disaster; (xxvii) risks related to changing climate conditions; and (xxviii) other risks and uncertainties described herein or in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this press release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this press release, such statements or disclosures will be deemed to modify or supersede such statements in this press release.

BPD 37565

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